SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 11, 2004

CAPITAL AUTOMOTIVE REIT
(Exact name of registrant as specified in its charter)

Maryland (State or other jurisdiction of incorporation)	000-23733 (Commission file number)	54-1870224 (I.R.S. Employer Identification Number)

8270 Greensboro Drive, Suite 950
McLean, Virginia 22102
(703) 288-3075
(Address, including zip code, and telephone number, including area code, of registrant’s principal executive offices)

(Former name or former address, if changed since last report)

Item 7. Financial Statements and Exhibits.

     (c) Exhibits

               *99.1 Press Release, dated February 11, 2004, of Capital Automotive REIT.

Item 12. Results of Operations and Financial Condition.

     In accordance with General Instruction B.6 of Form 8-K, the following information, including Exhibit 99.1, is being furnished to the Securities and Exchange Commission and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), nor shall such information and exhibit be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except to the extent, if any, expressly set forth by specific reference in such a filing. This report on Form 8-K (including the exhibit hereto) shall not be deemed an admission as to the materiality of any information in this report that is required to be disclosed solely to satisfy the requirements of Regulation FD.

     On February 11, 2004, Capital Automotive REIT issued a press release to report its financial results for the quarter and year ended December 31, 2003. The release is furnished as Exhibit 99.1 hereto.

     SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CAPITAL AUTOMOTIVE REIT
		By: Name: Title:	/s/ Thomas D. Eckert Thomas D. Eckert President and Chief Executive Officer
Date:	February 11, 2004

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release, dated February 11, 2004, of Capital Automotive REIT.